                                                             EXHIBIT 4.1

                       CERTIFICATE                 NO.


Caption
                                                       From whom transferred                  Received Certificate No.
                                                                                                                      -------------
For                               Shares        --------------------------------------------  for                         Shares
   -------------------------------              Dated                          19                -------------------------
Issued to                                            --------------------------  -----------  on                          19
         -------------------------------        No. Original  No. of Original  No. of Shares  ----------------------------  -------
Dated                             19            Certificate       Shares       Transferred    -------------------------------------
     ----------------------------   ----        --------------------------------------------  -------------------------------------

NO.                         Organized Under the Laws of
                               The State of Florida



                            SFORZA ENTERPRISES INC.


                20,000,000 SHARES COMMON STOCK $0.01 PAR VALUE

THIS CERTIFIES THAT          SPECIMEN
                   ------------------------------------------------------------
is hereby issued                                                   fully paid
                ---------------------------------------------------
and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder
affixed this              day of                       A.D.19
            --------------      -----------------------      ------------------




-----------------------------------     ---------------------------------------
          SECRETARY                                    PRESIDENT

For Value Received                    hereby sell, assign and transfer unto
                  --------------------
                                                                    Shares
--------------------------------------------------------------------
represented by the within Certificate and do hereby irrevocably constitute and
appoint                                   Attorney to transfer the said
       -----------------------------------
Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                          19
     --------------------------  ---------
     In presence of

-------------------------------  ------------------------------